EXHIBIT 10.2

THE 2003 AMENDED AND RESTATED EQUITY PARTICIPATION PLAN OF

SCPIE HOLDINGS INC.

RESTRICTED STOCK AGREEMENT

FOR INDEPENDENT DIRECTORS

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”), dated                          (the “Award Date”), is made by and between SCPIE Holdings Inc., a Delaware corporation (the “Company”), and                         , an independent director of the Company or a Subsidiary of the Company (the “Director”).

A. WHEREAS, the Company has established The 2003 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc. (the “Plan”);

B. WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement);

C. WHEREAS, the Plan provides for the issuance of shares of the Company’s Common Stock (as defined hereunder), subject to certain restrictions thereon (hereinafter referred to as “Restricted Stock”); and

D. WHEREAS, the Company’s Board of Directors (the “Board”), is authorized to administer the Plan with respect to Restricted Stock granted to Independent Directors, has determined that it would be to the advantage and best interest of the Company and its stockholders to issue the shares of Restricted Stock provided for herein to the Director in partial consideration of past services to the Company and/or its subsidiaries, and the Board of Directors of the Company has approved the issuance of such shares of Restricted Stock to the Director upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used below in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1—Common Stock

“Common Stock” shall mean the Company’s common stock, $.0001 par value.

Section 1.2—Exchange Act

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.3—Parent Corporation

“Parent Corporation” shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.4—Plan

“Plan” shall mean The 2003 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc.

Section 1.5—Restrictions

“Restrictions” shall mean the forfeiture and transferability restrictions imposed upon Restricted Stock under this Agreement.

Section 1.6—Restricted Stock

“Restricted Stock” shall mean Common Stock of the Company issued under this Agreement and subject to the Restrictions imposed hereunder.

Section 1.7—Rule 16b-3

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.8—Secretary

“Secretary” shall mean the Secretary of the Company.

Section 1.9—Securities Act

“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.10—Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. “Subsidiary” shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

Section 1.11—Termination of Directorship

“Termination of Directorship” shall mean the time when the Director ceases to be an Independent Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to the Director.

ARTICLE II

ISSUANCE OF RESTRICTED STOCK

Section 2.1—Issuance of Restricted Stock

For good and valuable consideration, which the Committee has determined to be in excess of the par value of its Common Stock, on the date hereof the Company issues to the Director 2,000 shares of Common Stock, upon the terms and conditions set forth in this Agreement.

Section 2.2—Consideration to the Company

As consideration for the release of the restrictions on the Restricted Stock set forth herein, the Director agrees to render faithful and efficient services to the Company or a Parent Corporation or a Subsidiary with such duties and responsibilities as the Company shall from time to time prescribe for a period of at least one year from the Award Date. Nothing in this Agreement or in the Plan shall confer upon the Director any right to continue as a Director of the Company, any Parent Corporation or any Subsidiary.

ARTICLE III

RESTRICTIONS

Section 3.1—Forfeiture of Restricted Stock

All shares of Restricted Stock issued to the Director pursuant to Section 2.1 are initially subject to forfeiture and shall be returned to the Company upon a Termination of Directorship; provided, however, that no such forfeiture shall occur in the event of a Termination of Directorship because of the Restricted Stockholder’s normal retirement (after one year from the Award Date) or total disability (each as determined by the Board in accordance with Company policies), early retirement with the consent of the Board or death, in which event all shares of Restricted Stock shall immediately fully vest and all Restrictions with respect to such shares of Restricted Stock shall immediately expire. The vesting of Restricted Stock in the event of a Change of Control Event (as defined below) shall be governed by the provisions of Section 3.5. The restriction that such shares of Restricted Stock be returned to the Company shall not apply to any “Vested Shares” held by the Director. “Vested Shares” shall mean that number of shares of Restricted Stock as set forth in the table below:

Date of Termination	Number of Vested Shares
On or after the Award Date but prior to the first anniversary of the Award Date	-0-

On or after the first anniversary of the Award Date	2,000

Section 3.2—Holding Period

Because the Director is subject to Section 16 of the Exchange Act, none of the shares of Restricted Stock granted under this Agreement, shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the Award Date. This Section 3.2 is not intended to affect the restrictions set forth in Section 4.2.

Section 3.3—Legend

Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all restrictions lapse and new certificates are issued pursuant to Section 3.4, bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN SCPIE HOLDINGS INC. AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF SCPIE HOLDINGS INC. AT 1888 CENTURY PARK EAST, SUITE 800, LOS ANGELES, CALIFORNIA 90067.

Section 3.4—Lapse of Restrictions

Upon the vesting of the shares of Restricted Stock as provided in Section 3.1, the Company shall cause new certificates to be issued with respect to such Vested Shares and delivered to the Director or the Director’s legal representative, free from the legend provided for in Section 3.3 and any of the other Restrictions. Such Vested Shares shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, no such new certificate shall be delivered to the Director or the Director’s legal representative unless and until the Director or the Director’s legal representative shall have paid to the Company in cash or by check the full amount of all federal, state and local withholding or other employment taxes applicable to the taxable income of the Director resulting from the lapse of the Restrictions.

Section 3.5—Merger, Consolidation, Acquisition, Liquidation or Dissolution

Upon the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company’s assets, the acquisition by another corporation or person of more than 50% of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company (each a “Change of Control Event”), all shares of Restricted Stock shall automatically vest immediately prior to the effective date of such Change of Control Event and all Restrictions with respect to such shares of Restricted Stock shall immediately expire.

Section 3.6—Restrictions On New Shares

Except as provided in Section 3.5, in the event that the outstanding shares of the Company’s Common Stock are changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), such new, additional or different shares or securities which are held or received by the Director in the Director’s capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions.

ARTICLE IV

MISCELLANEOUS

Section 4.1—Administration

The Board shall have the power to interpret the Plan, this Agreement and all other documents relating to Restricted Stock and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Restricted Stock and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

Section 4.2—Restricted Stock Not Transferable

No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Director or the Director’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2 shall not prevent transfers by will or by applicable laws of descent and distribution.

Section 4.3—Conditions to Issuance of Stock Certificates

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or Federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

(d) The payment by the Director of all amounts required to be withheld, under federal, state and local tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

(e) The lapse of such reasonable period of time as the Board may from time to time establish for reasons of administrative convenience.

Section 4.4—Escrow

The Secretary or such other escrow holder as the Board may appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.6, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall the Director retain physical custody of any certificates representing Restricted Stock issued hereunder.

Section 4.5—Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to the address given beneath the Director’s signature hereto. By a notice given pursuant to this Section 4.5, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director’s personal representative if such representative has previously informed the Company of its status and address by written notice under this Section 4.5. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.6—Rights as Stockholder

Except as otherwise provided herein, the Director, upon the issuance of a share certificate pursuant to Sections 3.3, shall have all the rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock and the right to receive all dividends or other distributions paid or made with respect to the Restricted Stock.

Section 4.7—Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.8—Conformity to Securities Laws

This Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.9—Amendment

This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 4.10—Governing Law

The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

SCPIE HOLDINGS INC.

By

President

By

Secretary

Director’s Signature

Director’s Address

Director’s Social Security Number: